SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 13, 2010

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-3525 13-4922640
(Commission File Number)                                                                                                (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH 43215
(Address of Principal Executive Offices)                                                                                                                                (Zip Code)

SOUTHWESTERN ELECTRIC POWER COMPANY.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3146 72-0323455
(Commission File Number)                                                                                                (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH 43215
(Address of Principal Executive Offices)                                                                                                                                (Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 13, 2010, the Supreme Court of Arkansas reversed and remanded the decision of the Arkansas Public Service Commission (the “Commission”) to grant the Certificate of Environmental Compatibility and Public Need (the “Certificate”) to build the John R. Turk Plant (the “Plant”) in southwest Arkansas.  Southwestern Electric Power Company (the “Company”) is building the Plant and holds a 73% ownership interest in the planned 600MW coal-fired generating facility.  The Company sought the Certificate to serve its Arkansas retail ratepayers.  The Company also sought and received certificates from the Louisiana Public Service Commission and the Public Utility Commission of Texas to serve its retail customers in Louisiana and Texas.

In June 2006, the Commission approved the Company’s application to establish that it needed additional power supply sources.  In a separate proceeding, the Commission approved the Company’s application for the Certificate in November 2007.

In its decision, the Supreme Court held that Arkansas law requires that the determination of whether the Company has demonstrated the need for additional power supply sources and whether the conditions to issue the Certificate have been met must be evaluated in a single proceeding.  The Court ruled that the Commission erred in determining the need for additional power supply sources in a proceeding separate from its granting of the Certificate.  The Court also ruled that the Commission’s order approving the need for additional power supply sources was not supported by substantial evidence.

Separately, the Court approved the Commission’s consideration of the Certificate for the Plant in a proceeding separate from proceedings to consider certificates for the transmission facilities needed to serve the Plant.

The Company is studying the decision and evaluating its next actions with respect to the Plant.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:               /s/ Thomas G. Berkemeyer
Name:          Thomas G. Berkemeyer
Title:             Assistant Secretary

SOUTHWESTERN ELECTRIC POWER COMPANY

By:               /s/ Thomas G. Berkemeyer
Name:          Thomas G. Berkemeyer
Title:             Assistant Secretary

May 14, 2010